INVESTOR PRESENTATION NYSE: CIM 4th Quarter 2016

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the UnitedStates Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates andprojections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2015, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub- servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 CHIMERA INVESTMENT CORPORATION We develop and manage a portfolio of leveraged mortgage investments to produce an attractive quarterly dividend for shareholders Business Description: Hybrid Mortgage REIT Inception: 2007 Total Capital: $3.1 Billion Total Portfolio: $16.3 Billion Overall Leverage Ratio: 4.1:1 ( 1.8:1 recourse leverage) Stock Price/Dividend Yield: $17.02 / 11.75% Chimera Completed it's First Full Year as an Internally Managed Company * Aligns shareholder and management interests * Increases transparency * Full Transition Completed on December 31, 2015 * Committed to expense management * Completed a common stock repurchase of $250 million Corporate Developments As of December 31, 2016 The Board of Directors of Chimera declared the first quarter cash dividend of $0.50 per common share February 2017 13,000,000 Shares 8.00% Variable Series B Cumulative Redeemable Preferred Stock October 2016 5,800,000 Shares 8.00% Fixed Series A Cumulative Redeemable Preferred Stock Liquidation Preference $25.00 Per Share

Information is unaudited, estimated and subject to change. 3 Total Return Chimera has outperformed it's peers since internalization of management in August 2015 All data as of December 31, 2016 *Assuming reinvestment of dividends Source: Bloomberg CIM US Equity REM US Equity SPY US Equity Cumulative Total Return* 60% 50% 40% 30% 20% 10% 0% -10% -20% -30% 8/5 /20 15 9/1 7/2 015 10/ 29/ 201 5 12/ 11/ 201 5 1/2 7/2 016 3/1 0/2 016 4/2 2/2 016 6/6 /20 16 7/1 9/2 016 8/3 0/2 016 10/ 12/ 201 6 11/ 23/ 201 6 51% 14% 10% 12/31/201 6

Information is unaudited, estimated and subject to change. 4 Historical Total Return Chimera has consistently produced industry leading returns All data as of December 31, 2016 *Assuming reinvestment of dividends Source: Bloomberg 1 year 3 year 5 year Cumulative Total Return * 200% 150% 100% 50% 0% CIM US Equity REM US Equity SPY US Equity 46% 22% 11% 77% 30% 29% 180% 53% 97%

Information is unaudited, estimated and subject to change. 5 PORTFOLIO COMPOSITION Residential Mortgage Credit Portfolio Agency MBS Portfolio Total Portfolio Gross Asset Yield: 7.9% 4.1% 6.9% Financing Cost(2): 4.0% 1.4% 3.4% Net Interest Spread: 3.9% 2.7% 3.5% Net Interest Margin: 4.4% 2.9% 4.0% Portfolio Yields and Spreads(1) 13 12 11 10 9 8 7 6 5 4 3 2 1 0 B ill io ns $2.4 $0.7 $2.5 $3.1 $7.3 Non-Recourse (Securitization) Recourse (Repo) Recourse (Repo) Equity Equity Agency MBS Portfolio Total Assets: 4.2 billion(1) Residential Mortgage Credit Portfolio Total Assets: 12.1 billion(1) 76% of Chimera's equity capital is allocated to mortgage credit All data as of December 31, 2016 (1) Reflects fourth quarter 2016 average assets, yields, and spreads (2) Includes the interest incurred on interest rate swaps All data as of December 31, 2016 (1) Financing excludes unsettled trades

Information is unaudited, estimated and subject to change. 6 Agency Portfolio Composition All data as of December 31, 2016 (1) Reflects fourth quarter 2016 average assets, yields, and spreads (2) Includes the interest incurred on interest rate swaps AGENCY MBS PORTFOLIO AND FUNDING Highly liquid US Government Agency pass-through securities hedged with interest rate swaps and futures Gross Asset Yield: 4.1% Financing Cost(2): 1.4% Net Interest Spread: 2.7% Net Interest Margin: 2.9% Agency Pass through Commercial 65% 35% Portfolio Yields and Spreads(1)

Information is unaudited, estimated and subject to change. 7 Non-Agency RMBS Consolidated RMBS Securitizations Securitized Loan Portfolio 12% 15% 72% RESIDENTIAL MORTGAGE CREDIT PORTFOLIO Chimera's residential credit portfolio provides a high net interest spread Gross Asset Yield: 7.9% Financing Cost(2): 4.0% Net Interest Spread: 3.9% Net Interest Margin: 4.4% Portfolio Yields and Spreads(1)Credit Portfolio Composition All data as of December 31, 2016 (1) Reflects fourth quarter 2016 average assets, yields, and spreads (2) Includes the interest incurred on interest rate swaps

Information is unaudited, estimated and subject to change. 8 2016 Chimera Acquires $5.0 Billion Seasoned Loan Portfolio • Performing loans with 10 years of payment history • 3 securitizations with all senior securities placed • $ 763 million subordinate bonds retained for investment portfolio 2014 Chimera Acquires $4.8 Billion Seasoned Loan Portfolio • Originated by American General • 7 Securitizations with embedded call options • 5 deals called and re-securitized • 2 original deals are currently callable 2009–2011 Chimera Creates and Retains $3.2 Billion High Yield Subordinate Bonds • $1.95 billion current remaining face value of subordinate bonds • Durable value over wide band of prepayment rates • Difficult to re-create in size and price UNIQUE MORTGAGE CREDIT PORTFOLIO Key transactions distinguish Chimera from other Mortgage REITs Re-Remic Subordinate Bond Portfolio Springleaf Seasoned Loan Portfolio Risk Retention Seasoned Loan Portfolio All data as of December 31, 2016

Information is unaudited, estimated and subject to change. 9 RE-REMIC SUBORDINATE BOND PORTFOLIO Chimera created long, term-funding through securitization The Securitization Process $100mm Non-Agency Mortgage Bond $100mm Trust (Non-Agency RMBS Collateral) Deposit $60mm Senior A Note Sold to 3rd Party $40mm Subordinate B Note Retained by CIM CIM buys $100mm Non- Agency mortgage bond from dealer CIM deposits the bond into a trust The trust issues bonds backed by the cashflow of the underlying bond • CIM sells the Senior A note ◦ The A note receives P&I from the $100mm bond until the $60mm is paid off • CIM retains the Subordinate B note ◦ The B note receives interest, all losses from the $100mm bond and starts to receive principal only after the Senior A note is paid off in full Principa l & Interes t Losses &Interes t 1 2 3

CONSOLIDATED RMBS SECURITIZATIONS

- Re-Remic subordinate bonds have had slow prepayments considering the low interest rate environment
- Chimera expects the subordinate bond portfolio to have meaningful impact on earnings for the foreseeable future

($ in thousands)

		At Issuance / Acquisition			December 31, 2016		
Vintage	Deal	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Remaining Face of Tranches Retained
2014	CSMC 2014-4R[1]	367,271	—	367,271	246,677	—	246,677
2010	CSMC 2010-1R	1,730,581	691,630	1,038,951	615,007	5,530	609,477
2010	CSMC 2010-11R	566,571	338,809	227,762	260,480	48,657	211,823
2009	CSMC 2009-12R	1,730,698	915,566	815,132	564,394	108,489	455,905
2009	JPMRR 2009-7	1,522,474	856,935	665,539	522,827	151,135	371,692
2009	JMAC 2009-R2	281,863	192,500	89,363	94,278	36,398	57,880
	TOTAL	**6,199,458**	**2,995,440**	**3,204,018**	**2,303,663**	**350,209**	**1,953,454**
		% of origination remaining			*37%*	*12%*	*61%*

Significant outstanding balances remain under a number of prepayment projections

Total Remaining Face - Projected Balances [2]

Change in CPR (%)	December 31, 2017	December 31, 2018	December 31, 2019
-50%	2,035,500	1,809,371	1,620,412
Unchanged	1,957,335	1,676,537	1,450,865
+50%	1,879,064	1,549,842	1,296,290

All data as of December 31, 2016

(1) Contains collateral from CSMC 2010-12R Trust.

(2) Projected Balances are estimated based on future cash flows and changes in prepayment speeds

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 11 SPRINGLEAF SEASONED LOAN PORTFOLIO Chimera acquired $4.8 Billion Seasoned Loan Portfolio previously securitized by Springleaf Financial Chimera consolidated the loans on its balance sheet and worked to re-securitize the portfolio in order to reduce financing costs and lower equity commitment Springleaf Acquisition ◦ $ 4.8 billion seasoned loans ◦ 7 original securitizations ◦ $775 million equity commitment from Chimera ◦ Performing loans with 10 years of payment history ◦ Loans originated for American General portfolio Springleaf Optimization ◦ Chimera calls 4 of the 7 Springleaf deals ◦ Chimera re-issues new debt ◦ Lowered financing costs by over 100 basis points ◦ Reduced equity commitment by $155 million Springleaf Pipeline ◦ Chimera calls 1 of the 3 remaining Springleaf deals ◦ Two original Springleaf deals remain to be called ◦ All new Chimera securitizations have call rights 2014 2015 2016 All data as of December 31, 2016

Information is unaudited, estimated and subject to change. 12 RISK RETENTION LOAN PORTFOLIO Risk Retention Rule creates an opportunity for Mortgage REITs who have permanent capital Risk Retention Rule ▪ All new mortgage securitizations must have an equity sponsor ▪ Deal Sponsor to have meaningful “skin in the game” investment amount ▪ Deal Sponsor must have the ability to hold the investment for a minimum of 5 years Chimera sponsors six securitizations ▪ $763 million performing seasoned loans with more than 10 years of payment history ▪ $71 million FHLMC pilot program ▪ Attractive risk-adjusted portfolio returns ▪ Increased returns available with recourse leverage 2016 Chimera securitizes $5.8 Billion under the new risk retention rule Chimera 2.0 Chimera has historically retained the equity interests in its securitizations

2016 RISK RETENTION PORTFOLIO

- $5.8 Billion loan portfolio and securitization is consolidated on balance sheet
- Chimera retained $952 Million subordinate bonds for investment
- Chimera funded purchased interests through combination of available cash, sale of approximately $1.9 Billion Agency MBS, and recourse financing
- $17 Million deal expenses incurred in 2016

- Chimera expects high single digit yields on portfolio without leverage
- Chimera expects to achieve mid-to-high teen yields with added recourse leverage

($ in thousands)

		At Issuance / Acquisition			December 31, 2016		
Vintage	Deal	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Risk Retention Retained
2016	CIM 2016-FRE1	$185,811	$115,165	$70,646	$183,559	$112,759	$70,800
2016	CIM 2016-5[(1)]	66,171	10,000	56,171	61,738	9,331	29,077
2016	CIM 2016-4[(1)]	601,733	493,420	108,313	588,843	477,317	78,223
2016	CIM 2016-3	1,746,084	1,478,933	267,151	1,604,890	1,336,072	268,818
2016	CIM 2016-2	1,762,177	1,492,563	269,614	1,621,288	1,350,131	271,157
2016	CIM 2016-1	1,499,341	1,266,898	232,443	1,368,925	1,135,135	233,790
	TOTAL	**$5,861,317**	**$4,856,979**	**$1,004,338**	**$5,429,243**	**$4,420,745**	**$951,865**
		% of origination remaining			*93%*		

(1) Contains collateral from Springleaf 2013-1A Trust.

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 14 SMALL BALANCE RESIDENTIAL LOAN PORTFOLIO Chimera has one of the largest seasoned, performing, small balance residential loan portfolios in the Mortgage REIT Industry Risk Retention Seasoned Loan Portfolio Springleaf Portfolio All data as of December 31, 2016 Total Current Unpaid Balance $8.1 Billion Total Number of Loans 89,607 Weighted Average Loan Size $90,721 Weighted Average Coupon 7.21% Average Loan Age 131 Months

Information is unaudited, estimated and subject to change. 15 SMALL BALANCE RESIDENTIAL LOAN PORTFOLIO Positive pay history Prepay experience Relatively low mortgage payment • While loans were subprime at origination, average loan age shows homeowners' willingness to pay • Homeowner pay history is a good predictor of future behavior • Borrowers with low loan balances and moderate FICO scores generally have lower prepayment speeds • Prepay experience has been moderate • Average monthly mortgage payment is approximately $800 • Mortgage payments are cheaper than average rent Stable and improving housing market • Home prices are stable to increasing nationally • No supply issues • More stringent lending standards

Information is unaudited, estimated and subject to change. 16 SUMMARY Chimera has a unique portfolio of high yielding assets, created through securitization, which would be difficult to recreate in size and scale Upward trending macro economic conditions for energy prices and the housing market are positive for the credit of Chimera's mortgage portfolio New risk retention rules present an attractive opportunity for companies like Chimera to sponsor mortgage securitizations Chimera has assembled a portfolio of unique mortgage assets with a goal to provide high and durable income to shareholders Opportunity for Permanent Capital Positive Macro Economic Environment Franchise Mortgage Assets

Information is unaudited, estimated and subject to change. Appendix

Information is unaudited, estimated and subject to change. 18 Median Mortgage and Rental Costs Mortgage Affordability Rent Affordability Historical Average Mortgage Historical Average Rent 45% 40% 35% 30% 25% 20% 15% 10% As aS ha re of M ed ia n In co m e% 1979-03 1982-12 1986-09 1990-06 1994-03 1997-12 2001-09 2005-06 2009-03 2012-12 2016-09 Period Ending *All data as of 3Q16 Source: Zillow Group 29% 27% 22% 14%

Information is unaudited, estimated and subject to change. 19 New Foreclosures and Mortgages in Foreclosure Consumers with New Foreclosures (thousands) % of mortgages in foreclosure 700 600 500 400 300 200 100 0 Co ns um er sw ith N ew Fo re clo su re s 6% 5% 4% 3% 2% 1% 0% % of M or tg ag es in Fo rc lo su re March 2003 March 2005 March 2007 March 2009 March 2011 March 2013 March 2015 Period Ending *All data as of 3Q16 Source: Bloomberg; NY Federal Reserve 1.6% 80.6

Information is unaudited, estimated and subject to change. 20 Agency Securities – As of December 31, 2016 Repo Days to Maturity – As of December 31, 2016 Security Type Coupon (1) Current Face Weighted Average Market Price Weighted Average CPR Agency Pass- through 3.50% $1,036,300 102.4 18.3 4.00% 1,266,884 105.1 23.3 4.50% 291,385 107.5 24.2 Commercial 3.6% 1,331,544 98.9 0.2 Agency IO 0.8% N/M(2) 4.3 26.4 Total $3,926,113     Maturity PrincipalBalance Weighted Average Rate Weighted Average Days Within 30 days $1,886,437 0.87% 30 to 59 days 700,615 0.97% 60 to 89 days 267,663 0.93% 90 to 360 days 233,019 0.93% Over 360 days — — Total $3,087,734 0.90% 32 Days The majority of Chimera's Agency Portfolio consists of highly liquid pass-through securities AGENCY MBS PORTFOLIO AND FUNDING All data as of December 31, 2016 (1) Coupon is a weighted average for Commercial and Agency IO (2) Notional Agency IO was $3.4 billion as of December 31, 2016

Information is unaudited, estimated and subject to change. 21 Description ($ in thousands) - 100 Basis Points - 50 Basis Points Unchanged +50 Basis Points +100 Basis Points Agency Securities Market Value $ 4,390,545 $ 4,284,593 $ 4,167,754 $ 4,044,409 $ 3,918,360 Percentage Change 5.3% 2.8% - (3.0)% (6.0)% Swap Market Value (110,312) (54,630) - 54,401 107,458 Percentage Change (2.6)% (1.3)% - 1.3% 2.6 % Futures Market Value (35,383) (17,456) - 16,991 33,522 Percentage Change (0.8)% (0.4)% - 0.4% 0.8 % Net Gain/(Loss) $ 77,096 $ 44,753 - $ (51,953) $ (108,414) Percentage Change in Portfolio Value(1) 1.8% 1.1% - (1.2)% (2.6)% Near Term 0-3 Short Term 3-5 Medium Term 5-10 Long Term 10-30 Hedge Book Maturities 36% 58% 6% INTEREST RATE SENSITIVITY Chimera continues to reduce its rate exposure by reducing its Agency portfolio and hedges Total Notional Balance - Derivative Instruments December 31, 2016 September 30, 2016 Interest Rate Swaps 1,396,900 1,380,900 Swaptions 624,000 699,000 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates.

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